UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-22222

               ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
               (Exact name of registrant as specified in charter)

                                   ----------

                                909 Third Avenue
                                   32nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Fund Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-242-5742

                        DATE OF FISCAL YEAR END: MARCH 31

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
(FORMERLY ROBECO-SAGE TRITON MASTER FUND, L.L.C.)

Financial Statements

For the year ended March 31, 2010

               ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
                (FORMERLY ROBECO-SAGE TRITON MASTER FUND, L.L.C.)
                               TABLE OF CONTENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm ................    1
Schedule of Investments ................................................    2
Statement of Assets and Liabilities ....................................    5
Statement of Operations ................................................    6
Statements of Changes in Members' Capital ..............................    7
Statement of Cash Flows ................................................    8
Financial Highlights ...................................................    9
Notes to Financial Statements ..........................................   10
Managers and Officers of the Fund (unaudited) ..........................   26

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Master Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

(ANCHIN LOGO)                                   Anchin, Block & Anchin LLP
                                                Accountants & Advisors
                                                1375 Broadway New York, NY 10018
                                                212 840-3456
                                                www.anchin.com

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and
Members of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. as of March 31, 2010 and the related statements of operations and cash flows for the year then ended, and statement of changes in members' capital and financial highlights for the year then ended and for the period October 1, 2008 (commencement of operations) through March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at March 31, 2010, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. as of March 31, 2010, and the results of its operations and its cash flows for the year then ended, the changes in members' capital and financial highlights for the year then ended and for the period October 1, 2008 (commencement of operations) through March 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

                                        (ANCHIN, BLOCK & ANCHIN LLP)

New York, New York
May 27, 2010

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
               (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                            Schedule of Investments
                                 March 31, 2010

            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  (PIE CHART)

Long/Short Equity               35.8%
Event-Driven                    24.1%
Distressed                      12.2%
Macro                           11.8%
Fundamental Market Neutral       8.6%
Multi-Strategy Relative Value    4.0%
Structured Credit                3.2%
Fixed Income Relative Value      0.2%
Credit                           0.1%

                                                                                         %* OF
                                                                                       MEMBERS'
PORTFOLIO FUND                                               COST           VALUE       CAPITAL    LIQUIDITY**
--------------                                           ------------   ------------   --------   -------------
LONG/SHORT EQUITY:
Artha Emerging Markets Fund, Ltd.                        $ 2,200,000     $ 2,304,094     2.00%      Quarterly
Avesta Fund, Ltd.                                          3,500,000       3,666,099     3.18%       Monthly
Cobalt Offshore Fund                                       4,000,000       4,642,356     4.02%      Quarterly
Criterion Capital Partners, Ltd.                           2,803,714       3,297,243     2.86%       Monthly
Henderson Asia Pacific Absolute Return Fund, Ltd.          3,070,175       3,040,113     2.63%       Monthly
Highline Capital International, Ltd.                       3,700,969       4,240,622     3.68%      Quarterly
Ivory Offshore Flagship Fund, Ltd.                         3,869,988       4,539,637     3.94%      Quarterly
Pennant Windward Offshore Fund                             4,666,547       5,235,300     4.54%      Quarterly
PFM Diversified Offshore Fund, Ltd.                        4,400,000       5,102,527     4.42%      Quarterly
Scopia PX International, Ltd.                              3,350,000       3,389,654     2.94%      Quarterly
                                                         -----------     -----------    -----
   TOTAL LONG/SHORT EQUITY                                35,561,393      39,457,645    34.21%
                                                         -----------     -----------    -----

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                       Schedule of Investments (continued)
                                 March 31, 2010

                                                                                        %* OF
                                                                                       MEMBERS'
PORTFOLIO FUND                                               COST           VALUE       CAPITAL    LIQUIDITY**
--------------                                           ------------   ------------   --------   -------------
EVENT DRIVEN:
Altima Global Special Situations Fund, Ltd.              $  1,828,459   $  2,061,080     1.79%       Monthly
Elliott International, Ltd.                                 3,500,000      5,854,405     5.07%      Quarterly
Eton Park Overseas Fund, Ltd.                               3,458,187      4,497,297     3.90%       Annually
Fir Tree International Value Fund II, Ltd.                  2,242,835      2,804,032     2.43%      Quarterly
Magnetar Capital Fund, Ltd.                                 1,305,379      1,175,805     1.02%          +
Montrica Global Opportunities Fund                          1,452,892      1,238,491     1.07%       Annually
Octavian Global Fund, Ltd.                                    834,467        562,951     0.49%          ++
Owl Creek Overseas Fund, Ltd.                               3,150,000      3,745,571     3.25%      Quarterly
Perry Partners International, Inc.                          1,063,106      1,228,594     1.06%      Annually
Taconic Opportunity Offshore Fund, Ltd.                     3,169,833      3,388,752     2.94%      Quarterly
                                                         ------------   ------------    -----
   TOTAL EVENT DRIVEN                                      22,005,158     26,556,978    23.02%
                                                         ------------   ------------    -----
DISTRESSED:
Anchorage Capital Partners Offshore, Ltd.                   3,300,000      4,461,232     3.87%      Annually
Credit Distressed Blue Line Offshore Fund, Ltd.             2,000,000      2,156,719     1.87%      Quarterly
Greywolf Capital Overseas Fund                                 66,602         43,698     0.04%          ++
Matlin Patterson Distressed Opportunities Fund, Ltd.          612,228        917,556     0.79%    Semi-Annually
Redwood Offshore Fund, Ltd.                                 2,660,000      4,122,249     3.57%     Bi-Annually
York Credit Opportunities Unit Trust                        1,500,000      1,776,684     1.54%    Semi-Annually
                                                         ------------   ------------    -----
   TOTAL DISTRESSED                                        10,138,830     13,478,138    11.68%
                                                         ------------   ------------    -----
MACRO:
Brevan Howard Emerging Markets Strategies Fund Limited      1,827,961      2,298,059     1.99%       Monthly
Brevan Howard Fund Limited                                  2,850,000      3,156,257     2.74%       Monthly
QFS Global Macro Hedge Fund, Ltd.                           1,637,772      1,885,991     1.63%       Monthly
WCG Offshore Fund, Ltd.                                     2,750,000      2,961,635     2.57%      Quarterly
Wexford Offshore Spectrum Fund                                 73,036         75,759     0.07%          ++
Woodbine Capital Fund, Ltd.                                 2,250,000      2,573,788     2.23%      Quarterly
                                                         ------------   ------------    -----
   TOTAL MACRO                                             11,388,769     12,951,489    11.23%
                                                         ------------   ------------    -----
FUNDAMENTAL MARKET NEUTRAL:
Level Global, Ltd.                                          4,650,000      4,518,025     3.92%      Quarterly
O'Connor Global Fundamental Market Neutral Long/Short
   Limited                                                  3,571,711      4,915,108     4.26%       Monthly
                                                         ------------   ------------    -----
   TOTAL FUNDAMENTAL MARKET NEUTRAL                         8,221,711      9,433,133     8.18%
                                                         ------------   ------------    -----
MULTI-STRATEGY RELATIVE VALUE:
Bennelong Asia Pacific Multi-Strategy Equity Fund             252,255        214,390     0.19%          ++
Broad Peak Fund, Ltd.                                       3,300,000      3,330,741     2.89%      Quarterly
Citadel Kensington Global Strategies Fund, Ltd.               766,206        812,432     0.70%      Quarterly
Sandleman Partners Multi-Strategy Fund, Ltd.                  201,626        109,918     0.09%          +
                                                         ------------   ------------    -----
   TOTAL MULTI-STRATEGY RELATIVE VALUE                      4,520,087      4,467,481     3.87%
                                                         ------------   ------------    -----

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                       Schedule of Investments (concluded)
                                 March 31, 2010

                                                                                         %* OF
                                                                                       MEMBERS'
PORTFOLIO FUND                                               COST           VALUE      CAPITAL     LIQUIDITY**
--------------                                           ------------   ------------   --------   -------------
STRUCTURED CREDIT:
Cerberus International SPV, Ltd.                         $  3,831,499   $  3,177,314     2.75%          +
Dune Capital International, Ltd.                              233,875        166,782     0.15%          +
Fortress Value Recovery Fund I Ltd.                           179,025         57,766     0.05%          ++
Petra Offshore Fund L.P.(1)                                 1,950,000             --     0.00%     Quarterly***
Sorin Offshore Fund, Ltd.                                     180,582        120,482     0.10%          +
                                                         ------------   ------------    -----
   TOTAL STRUCTURED CREDIT                                  6,374,981      3,522,344     3.05%
                                                         ------------   ------------    -----
FIXED INCOME RELATIVE VALUE:
The Drake Absolute Return Fund, Ltd.                          263,202        174,675     0.15%          +
                                                         ------------   ------------    -----
CREDIT:
Latigo Offshore Ltd.                                           56,926         64,161     0.06%          +
                                                         ------------   ------------    -----
   TOTAL PORTFOLIO FUNDS                                   98,531,057    110,106,044    95.45%
                                                         ------------   ------------    -----
CASH & CASH EQUIVALENTS:
JPM U.S. Dollar Liquidity, Agency Shares, 0.04%(2)          3,759,414      3,759,414     3.26%        Daily
Western Asset/Citi Institutional U.S. Treasury
   Reserves, Cl A, 0.02%(2)                                   955,629        955,629     0.83%        Daily
                                                         ------------   ------------    -----
   TOTAL CASH & CASH EQUIVALENTS                            4,715,043      4,715,043     4.09%
                                                         ------------   ------------    -----
   TOTAL INVESTMENTS                                     $103,246,100   $114,821,087    99.54%
                                                         ============   ============    =====

*    Percentages are based on Members' Capital at end of period of $115,354,252.

** Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.

***  Portfolio Fund restricted redemptions on March 31, 2010.

+ Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.

++ The Master Fund's remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating. See Note 11.D for additional information on side pockets. Final distribution dates cannot be estimated.

(1) Valuation reflects a fair valuation methodology recommended by the Adviser and approved by the Valuation Committee of the Board of Managers of the Master Fund.

(2)  The rate shown is the 7-day effective yield as of March 31, 2010.

At March 31, 2010, the aggregate cost of investments for tax purposes was $98,531,057. Net unrealized appreciation on investments for tax purposes was $11,574,987 consisting of $15,446,154 of gross unrealized appreciation and ($3,871,167) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 95.45% of Members' Capital, have been fair valued as described in Note 2.B.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
               (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                      Statement of Assets and Liabilities
                                 March 31, 2010

ASSETS
Investments in Portfolio Funds, at fair value (cost $98,531,057)               $110,106,044
Cash and cash equivalents                                                         4,715,043
Receivable from Portfolio Funds                                                   1,919,113
Fund investments made in advance                                                  1,000,000
                                                                               ------------
   Total assets                                                                 117,740,200
                                                                               ------------
LIABILITIES
Redemptions payable                                                               2,000,000
Management fee payable                                                              206,699
Professional fees payable                                                           121,907
Administration fee payable                                                           31,761
Line of Credit fee payable                                                            7,806
Board of Managers' fees payable                                                       1,500
Other accrued expenses                                                               16,275
                                                                               ------------
   Total liabilities                                                              2,385,948
                                                                               ------------
   NET ASSETS                                                                  $115,354,252
                                                                               ============
MEMBERS' CAPITAL
Net capital                                                                    $111,473,339
Accumulated net investment loss                                                  (1,501,723)
Accumulated net realized loss on Portfolio Funds                                 (5,226,709)
Net unrealized appreciation/(depreciation) on investments in Portfolio Funds     10,609,345
                                                                               ------------
   Members' Capital                                                            $115,354,252
                                                                               ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
               (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                            Statement of Operations
                       For the year ended March 31, 2010

INVESTMENT INCOME
   Interest                                                              $     8,917
   Income from settlement                                                    742,220
                                                                         -----------
      Total investment income                                                751,137
                                                                         -----------
EXPENSES
   Management fee                                                            816,061
   Professional fees                                                         337,146
   Administration fee                                                        120,021
   Line of Credit fee                                                         99,839
   Redemption fees                                                            53,124
   Offering costs                                                             14,399
   Custody fee                                                                10,881
   Board of Managers' fees                                                     6,000
   Other expenses                                                             20,977
                                                                         -----------
      Total expenses                                                       1,478,448
                                                                         -----------
Net Investment Loss                                                         (727,311)
                                                                         -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS IN PORTFOLIO FUNDS
   Net Realized Loss on Investments in Portfolio Funds                      (533,249)
   Net Change in Unrealized Appreciation/(Depreciation) on
      Investments in Portfolio Funds                                      15,052,514
                                                                         -----------
   Net Realized and Unrealized Gains                                      14,519,265
                                                                         -----------
   Net Increase in Members' Capital derived from Investment Activities   $13,791,954
                                                                         ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
               (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                   Statements of Changes in Members' Capital

                                                                                  For the period
                                                                                 October 1, 2008
                                                                                 (commencement of
                                                          For the year ended   operations) through
                                                           March 31, 2010         March 31, 2009
                                                          ------------------   -------------------
FROM INVESTMENT ACTIVITIES
   Net investment loss*                                      $   (727,311)        $   (774,412)
                                                             ------------         ------------
   Net realized gain/(loss) on investments
      in Portfolio Funds                                         (533,249)          (4,693,460)
   Net change in unrealized appreciation/(depreciation)
      on investments in Portfolio Funds                        15,052,514           (4,443,169)
                                                             ------------         ------------
   Net realized and unrealized gains/(losses)                  14,519,265           (9,136,629)
                                                             ------------         ------------
      Net increase/(decrease) in Members' Capital
         derived from investment activities                    13,791,954           (9,911,041)
                                                             ------------         ------------
MEMBERS' CAPITAL TRANSACTIONS
   Transfer from Robeco-Sage Triton Fund, L.L.C.                       --          103,198,454
   Sales of Units                                              26,605,770           17,769,115
   Redemptions of Units                                       (24,400,000)         (11,700,000)
                                                             ------------         ------------
                                                                2,205,770          109,267,569
                                                             ------------         ------------
Net Increase in Members' Capital                               15,997,724           99,356,528
Members' Capital at Beginning of Period                        99,356,528                   --
                                                             ------------         ------------
Members' Capital at End of Period                            $115,354,252         $ 99,356,528
                                                             ============         ============
Accumulated Net Investment Loss                              $ (1,501,723)        $   (774,412)
                                                             ============         ============

*    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                             Statement of Cash Flow
                        For the year ended March 31, 2010

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities       $ 13,791,954
Adjustments to reconcile net increase in Members' Capital derived from investment activities to cash provided by operating activities:
   Purchases of Portfolio Funds                                            (38,125,718)
   Sales of Portfolio Funds                                                 28,515,260
   Net change in unrealized (appreciation)/depreciation on
      investments in Portfolio Funds                                       (15,052,514)
   Net realized loss on investments in Portfolio Funds                         533,249
   Decrease in receivable from Portfolio Funds                               9,713,164
   Decrease in fund investments made in advance                              2,750,000
   Decrease in receivable from Robeco-Sage Triton Fund, L.L.C.                 122,817
   Decrease in other assets                                                     14,399
   Decrease in administration fee payable                                      (24,943)
   Increase in line of credit fee payable                                        7,806
   Decrease in management fee payable                                              (50)
   Increase in professional fees payable                                        61,678
   Decrease in other accrued expenses                                           (3,060)
                                                                          ------------
Net cash provided by operating activities                                    2,304,042
                                                                          ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                                26,405,770
Redemptions of Units                                                       (34,100,000)
                                                                          ------------
Net cash used in financing activities                                       (7,694,230)
                                                                          ------------
Net decrease in cash and cash equivalents                                   (5,390,188)
Cash and cash equivalents, beginning of year                                10,105,231
                                                                          ------------
Cash and cash equivalents, end of year                                    $  4,715,043
                                                                          ============

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemptions of Units                                                      $ (2,000,000)
                                                                          ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
               (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                              Financial Highlights

                                                            For the period
                                                           October 1, 2008
                                                           (commencement of
                                    For the year ended   operations) through
                                      March 31, 2010        March 31, 2009
                                    ------------------   -------------------
Total Return                                13.52%            (8.74)%(1)
Net assets, end of period (000's)        $115,354           $99,357
RATIOS TO AVERAGE NET ASSETS
Expenses(2)                                  1.34%             1.46%(3)
Net investment loss                         (0.66)%           (1.44)%(3)
Portfolio turnover rate                     28.48%            20.35%(4)

(1)  Total return is for the period indicated and has not been annualized.

(2)  Expenses of Portfolio Funds are not included in the expense ratio.

(3)  Annualized.

(4)  Not annualized.

     Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                          Notes to Financial Statements

1. ORGANIZATION

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly Robeco-Sage Triton Master Fund, L.L.C.) (the "Master Fund") is a recently formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly Robeco-Sage Triton Institutional Fund, L.L.C.) (the "Feeder Funds" or "Members") invests substantially all of their assets.

The Master Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2010, Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. hold 81.54% and 18.46% ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers ("the Board") will become members of the Master Fund.

For accounting purposes, the Master Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on October 1, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly Statement No. 168), The "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Master Fund has implemented the Codification as of September 30, 2009.

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Master Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions (continued)

redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

With respect to a particular Portfolio Fund, the Valuation Committee of the Board has approved a fair valuation methodology recommended by management because, among other things, the Portfolio Manager of the Portfolio Fund ceased reporting the Portfolio Fund's net asset value. The value of this Portfolio Fund shown in the Schedule of Investments reflects this valuation. Management continues to monitor the appropriateness of this fair valuation methodology, which may be adjusted or revised as the Valuation Committee determines is warranted.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund adopted the authoritative guidance on fair value measurements and disclosure under GAAP ASC 820 "Fair Value Measurements" (formerly FASB Statement on Financial Accounting Standards No. 157), which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date.

The fair value hierarchy defined by ASC 820 categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value

     - Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

     - Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable without penalties within 90 days of year-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions (concluded)

     - Level 3 - Significant unobservable prices or inputs (including the Master Fund' own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable within 90 days of year-end, or are subject to a redemption penalty extending past June 30, 2010, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds, with the exception of the fair valued Portfolio Fund as discussed above.

As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The following table summarizes the valuation of the Master Fund's investments under ASC 820 fair value hierarchy levels as of March 31, 2010.

                                           LEVEL 1      LEVEL 2       LEVEL 3         TOTAL
                                         ----------   -----------   -----------   ------------
Investments in Portfolio Funds           $       --   $63,001,044   $47,105,000   $110,106,044
Investments in Cash & Cash Equivalents    4,715,043            --            --      4,715,043
                                         ----------   -----------   -----------   ------------
TOTAL                                    $4,715,043   $63,001,044   $47,105,000   $114,821,087
                                         ==========   ===========   ===========   ============

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                    INVESTMENTS IN
                                                   PORTFOLIO FUNDS
                                                   ---------------
BALANCE AS OF 3/31/09                                $ 85,976,321
Realized gain/(loss)                                     (131,388)
Change in unrealized appreciation/(depreciation)       10,903,358
Net purchase/(sales)                                   10,931,518
Net transfers in/and or out of Level 3                (60,574,809)
                                                     ------------
BALANCE AS OF 3/31/10                                $ 47,105,000
                                                     ============

In accordance with a 2009 amendment to the Topic 820 of the Financial Accounting Standards Board codification, if a reporting entity has the ability to redeem its investment in a Fund at the measurement date or within the near-term then the investment is deemed to be a Level 2 investment. Consistent with the 2009 amendment, certain Funds, at April 1, 2009, have been reclassified from Level 3 to Level 2 in the amount of $40,071,965.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

C. Income Taxes

Counsel to the Master Fund will render an opinion that the Master Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Master Fund also will render its opinion that, under a "facts and circumstances" test, the Master Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Master Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Master Fund's taxable income or loss.

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund's financial statements. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

As of and during the tax year-ended December 31, 2009, and for the preceding tax year which remains subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Master Fund did not incur any interest or penalties.

D. Distribution Policy

The Master Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F. Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER

RELATED PARTIES

Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the "Master Fund Management Fee"). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. The Adviser also provides office space, telephone services and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes a management fee payable of $206,699.

Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund. Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000. Any Board member who is an "interested person" does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

OTHER

SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the "Fund Complex" (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days' written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Master Fund's assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

The Master Fund participated in a lawsuit filed against the Portfolio Manager of a Portfolio Fund in which the Master Fund was previously invested. This lawsuit was settled in March 2010 and the settlement value is reflected in the Master Fund's financial performance.

4. FUND EXPENSES

The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel- related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

5. OFFERING COSTS

The Master Fund incurred initial offering costs totaling $28,799 comprised principally of legal costs pertaining to the preparation of the Master Fund's offering documents. These costs were amortized over the initial twelve-month period through September 30, 2009.

6. MEMBERS' CAPITAL

Unit transactions for the year ended March 31, 2010 were as follows:

Units outstanding at beginning of year    108,873
Units issued                               27,201
Units redeemed                            (24,724)
                                          -------
Units outstanding at end of year          111,350
                                          =======

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

7. BORROWINGS

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as of October 2, 2008, which is collateralized by a security interest in the Master Fund's custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. Each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.30%. The Master Fund also pays a facility fee, based on the size of the line of credit, of 0.85% per annum. At March 31, 2010, the Master Fund had no outstanding borrowings and had a commitment fee payable of $7,806.

8. CAPITAL ACCOUNTS AND ALLOCATIONS

The Master Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Master Fund (net of any applicable sales load). The Master Fund has chosen to utilize a "per unit" method to account for Members' capital effective at the inception of the Master Fund. A Member's contribution is used to purchase Units in the Master Fund. The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Master Fund's capital. A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Master Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Master Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Master Fund of the Units, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Master Fund is made; (iv) any day on which the Master Fund repurchases any Unit or portion of an Unit of any Member; or (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

8. CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

Net profits or net losses of the Master Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Master Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

9. INDEMNIFICATIONS

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund's risk of loss in these Portfolio Funds is limited to the value of the Master Fund's investment.

11. CONCENTRATION OF RISK

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

11. CONCENTRATION OF RISK (CONCLUDED)

A. Illiquid Investments

The Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.0% to 9.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund's discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12. INVESTMENT TRANSACTIONS

For the year ended March 31, 2010 the Master Fund had purchases of investments of $38,125,718 and sales of investments of $28,515,260.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

13. INVESTMENTS

As of March 31, 2010, the Master Fund had investments in forty-five Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies and Liquidity:

CREDIT

Credit strategies involve various trading techniques used to capture price inefficiencies within or across a company's capital structure. Intra-capital structure arbitrage seeks to profit by identifying mispricings within a single company's capital structure. Purchasing senior bonds and selling junior bonds is an example of an intra-capital structure arbitrage trade. Inter-capital structure arbitrage is also included in this sub-strategy. These trades, similar to equity pair trades, involve the buying and selling of different fixed income securities across two different companies. The Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May 31, 2009.

DISTRESSED

These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy. Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging 60 to

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

13. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies and Liquidity (continued):

DISTRESSED (CONCLUDED)

90 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5%. Investments representing approximately 23% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments ranges from three to nine months at March 31, 2010. Certain Portfolio Funds contain restrictions on the ability to sell investments because the redemption period is as of a different date. Investments representing approximately 13% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first 12 months after acquisition. The remaining restriction period for these investments is nine months at March 31, 2010.

EVENT-DRIVEN

Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally. Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Funds permit redemptions upon the payment of redemption penalties of 2% to 3%, unless the investment is redeemed on its investment anniversary. Approximately 23% of the assets in this category are subject to these redemption restrictions. With respect to a Portfolio Fund restructuring, the Master Fund elected the liquidation option, which was effective as of January 1, 2010. Certain Portfolio Funds contain restrictions on the ability to sell investments because the redemption period is as of a different date. Investments representing approximately 10% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first 24 months after acquisition. The remaining restriction period for these investments is nine months at March 31, 2010.

FIXED INCOME RELATIVE VALUE

Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company's capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings. The Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May 30, 2008.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

13. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies and Liquidity (continued):

FUNDAMENTAL MARKET NEUTRAL

Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 60 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5% of net assets. Approximately 11% of the assets in this category are subject to these penalties. The remaining redemption penalty period for these investments is nine months at March 31, 2010. The investments as of March 31, 2010 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.

LONG/SHORT EQUITY

In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock selection abilities, on both the long and the short side, are key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style, capitalization, country or regional bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 60 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets. Investments representing approximately 14% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from six to twelve months at March 31, 2010. The investments as of March 31, 2010 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (continued)

13. INVESTMENTS (CONCLUDED)

Portfolio Funds' Investment Strategies and Liquidity (concluded):

MACRO

Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 60 days. Certain Portfolio Funds may charge redemption penalties of up to 5% of net assets if a redemption is made during the lock-up period or is greater than 25% per quarter upon expiration of the lock-up period. Approximately 42% of the assets in this category are subject to these redemption restrictions. Portfolio Funds representing approximately 4% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first 12 months after acquisition. The remaining restriction period for these investments ranged from six to nine months at March 31, 2010.

MULTI-STRATEGY RELATIVE VALUE

In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 60 days. Certain Portfolio Funds may permit redemptions upon the payment of redemption penalties of 5% to 9% of net assets, depending on the level of redemptions by the Master Fund. Approximately 18% of the assets in this category are subject to these redemption restrictions. The investments as of March 31, 2010 in this category are not under initial lockups that would prevent redemptions by the Master Fund.

STRUCTURED CREDIT

In Structured Credit funds, Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund. The Portfolio Funds in this category began orderly wind-downs and return of capital to investors as of August 28, 2009, June 30, 2008, and July 1, 2009, respectively.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                    Notes to Financial Statements (concluded)

14. TENDER OFFER

On March 30, 2010 the Master Fund offered to purchase up to $34,000,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2010. In May 2010, the Master Fund accepted tender offer requests of approximately $12,100,000. The final tender amount will be based upon the June 30, 2010 net asset value.

15. SUBSEQUENT EVENTS

On April 1, 2010, Robeco-Sage Multi-Strategy TEI Fund, LLC was launched as a new feeder fund into the Master Fund. This new feeder fund will invest substantially all of its assets into the Master Fund.

Subsequent to year end through May 27, 2010, the Master Fund received $2,483,457 of subscriptions.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                  Managers and Officers of the Fund (unaudited)
                              as of March 31, 2010

                                                                                 NUMBER             PRESENT OR
                                 TERM OF                                        OF FUNDS           PAST (WITHIN
                                  OFFICE                                         IN FUND             5 YEARS)
                                   AND                                           COMPLEX               OTHER
                                LENGTH OF                 PRINCIPAL             OVERSEEN           DIRECTORSHIPS
NAME, AGE, AND POSITION           TIME                OCCUPATION DURING            BY                 HELD BY
WITH THE FUND                     SERVED                PAST 5 YEARS             MANAGER             MANAGERS
-----------------------     ----------------   ------------------------------   --------   -----------------------------
                                                 DISINTERESTED MANAGERS

Charles S. Crow, III, 60    Indefinite/Since   Mr. Crow has been a partner of       7      Member of the Board of
Manager                     September 2008     the law firm of Crow &                      Directors of 1st Constitution
c/o Robeco-Sage Multi-                         Associates since 1981.                      Bank; Member of the Board of
Strategy TEI Master Fund,                                                                  Trustees of Centurion
L.L.C.                                                                                     Ministries, Inc.
909 Third Avenue
New York, NY 10022

Richard B. Gross, 62        Indefinite/Since   Mr. Gross is a lawyer and            7      Member of the Board of
Manager                     September 2008     private investor. From 1998                 Trustees of Randall's Island
c/o Robeco-Sage Multi-                         through 2001, he served as                  Sports Foundation
Strategy TEI Master Fund,                      Managing Director and General
L.L.C.                                         Counsel of U.S. Trust, a 150-
909 Third Avenue                               year old banking firm
New York, NY 10022                             specializing in investment
                                               management and fiduciary
                                               services.

David C. Reed, 59           Indefinite/Since   Mr. Reed is the Chief                7      Member of the Board of
Manager                     September 2008     Executive Officer, principal                Directors of 1st Constitution
c/o Robeco-Sage Multi-                         owner and co- founder of                    Bank
Strategy TEI Master Fund,                      Mapleton Nurseries (1998 -
L.L.C.                                         present) and is the Managing
909 Third Avenue                               Director of Reed & Company
New York, NY 10022                             (1995 -present).

                                                   INTERESTED MANAGER*

Timothy J. Stewart, 35      Indefinite/Since   Mr. Stewart is the Chief             7      N/A
Manager, President and      September 2008     Financial Officer and a
Chief Executive Officer                        Managing Director of the
c/o Robeco-Sage Multi-                         Robeco-Sage division of Robeco
Strategy TEI Master Fund,                      Investment Management, Inc.
L.L.C.                                         (June 2008 - present). From
909 Third Avenue                               January 2003 to June 2008, he
New York, NY 10022                             served as the Director of
                                               Operations and a Managing
                                               Director of the Robeco-Sage
                                               division of Robeco Investment
                                               Management, Inc. (1)

----------
* Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

(1) Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

               Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
                (formerly Robeco-Sage Triton Master Fund, L.L.C.)
                  Managers and Officers of the Fund (unaudited)
                              as of March 31, 2010

                                                                                 NUMBER             PRESENT OR
                                 TERM OF                                        OF FUNDS           PAST (WITHIN
                                  OFFICE                                         IN FUND             5 YEARS)
                                   AND                                           COMPLEX               OTHER
                                LENGTH OF                 PRINCIPAL             OVERSEEN           DIRECTORSHIPS
NAME, AGE, AND POSITION           TIME                OCCUPATION DURING            BY                 HELD BY
WITH THE FUND                     SERVED                PAST 5 YEARS             MANAGER             MANAGERS
-----------------------     ----------------   ------------------------------   --------   -----------------------------

Matthew J. Davis, 44        Indefinite/Since   Mr. Davis is Senior Managing        N/A     N/A
Chief Financial Officer     September 2008     Director and Chief Financial
c/o Robeco-Sage Multi-                         Officer of the Adviser (July
Strategy TEI Master Fund,                      1, 2008-present). He is also
L.L.C.                                         the Chief Financial Officer of
909 Third Avenue                               Robeco Securities (June 2005-
New York, NY 10022                             present).

James Noone, 42             Indefinite/Since   Mr. Noone is a Senior               N/A     N/A
Chief Compliance Officer    September 2008     Compliance Manager at the
c/o Robeco-Sage Multi-                         Adviser (July 2008 - present).
Strategy TEI Master Fund,                      From 2005 to 2008, he served
L.L.C.                                         as Senior Vice President and
909 Third Avenue                               Associate Counsel for the
New York, NY 10022                             Adviser.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2010, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is David Reed. Mr. Reed is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Anchin, Block & Anchin LLP ("Anchin") related to Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (the "Fund").

Anchin billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

                                     2010                                      2009
                   ----------------------------------------  ----------------------------------------
                                                 All other                                 All other
                                                 fees and                                  fees and
                                 All fees and    services                    All fees      services
                   All fees and   services to   to service   All fees and  and services   to service
                    services to     service     affiliates    services to   to service    affiliates
                     the Fund     affiliates     that did      the Fund     affiliates     that did
                     that were     that were    not require    that were     that were    not require
                   pre-approved  pre-approved  pre-approval  pre-approved  pre-approved  pre-approval
                   ------------  ------------  ------------  ------------  ------------  ------------
(a) Audit Fees(1)     $57,000         N/A           N/A         $55,000         N/A           N/A
(b) Audit-Related
       Fees           $     0         N/A           N/A         $     0         N/A           N/A
(c) Tax Fees(2)       $30,000         N/A           N/A         $25,000         N/A           N/A
(d) All Other
       Fees(3)        $     0         N/A           N/A         $     0         N/A           N/A

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Tax fees include amounts related to the preparation of the registrant's tax filings and of the Schedule K-1s for members of the registrant.

(3) Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1) The registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e)(2) Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2010   2009
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(f)  Not applicable.

(g) The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2010, were $0 and $0, respectively.

     The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the period ended March 31, 2009, were $0 and $0, respectively.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that may be rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Robeco-Sage division of Robeco Investment Management, Inc. (the "Adviser") provides investment advisory services to private investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "Policies"). The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner, while the Compliance Committee is responsible for monitoring the effectiveness of the Policies. (See Section IV. "Procedures for Proxies".)

The Policies attempt to generalize a complex subject. The Adviser may, from time to time, determine that it is in the best interests of its fund to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Committee.

I.   GENERAL POLICY

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, "proxies") in a manner that serves the best interests of the fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

     -    the impact on the value of the returns of the Fund;

     -    the attraction of additional capital to the Fund;

     - alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

     -    the costs associated with the proxy;

     -    impact on redemption or withdrawal rights;

     -    the continued or increased availability of portfolio information; and

     -    industry and business practices.

II.  SPECIFIC POLICIES

     A.   Routine Matters

     Routine matters are typically proposed by Management of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

     For routine matters, the Adviser will vote in accordance with the recommendation of the Fund's management, directors, general partners, managing members or trustees (collectively, the "Management"), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the fund.

     The Adviser will generally vote for the following proposals:

          To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

          To elect or re-elect Board members.

          To appoint or elect auditors.

          To set time and location of annual meeting.

          To establish a master/feeder structure without a significant increase in fees or expenses.

          To change the fiscal year or term of the Fund.

          To change the name of the Fund.

     B.   Non-Routine Matters

     Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the "Owners")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

          1. Structure, Management and Investment Authority

          On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.

          a. Approval or Renewal of Investment Advisory Agreements

                    i.   proposed and current fee schedules

                    ii.  performance history of the Fund

                    iii. continuation of management talent

                    iv.  alignment of interests between Management and Owners

          b. Termination or Liquidation of the Fund

                    i.   terms of liquidation

                    ii.  past performance of the Fund

                    iii. strategies employed to save the Fund

          c. Increases in Fees or Expenses

                    i.   comparison to industry standards

                    ii. potential impact on the value of the returns of the Fund

                    iii. retention of management talent

          2. Share Classes and Voting Rights

          Unless exceptional circumstances exist, the Adviser will vote against the following proposals:

          a. To establish a class or classes with terms that may disadvantage other classes.

          b. To introduce unequal voting rights.

          c. To change the amendment provisions of an entity by removing investor approval requirements.

     C.   All Other Matters

     All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

     D.   Abstaining from Voting or Affirmatively Not Voting

     The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

III. CONFLICTS OF INTEREST

     At times, conflicts may arise between the interests of the fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

     A. if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

     B. if the Adviser believes it is in the best interests of the fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

     C.   if the proxy proposal is (1) not addressed by the specific policies or
          (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

     D.   if the proxy proposal is (1) not addressed by the specific policies or
          (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Compliance Committee.

IV.  PROCEDURES FOR PROXIES

     The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Investment Committee in accordance with the Policies.

     Any proxies that are not clearly "routine" will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Head of Operations & Administration for submission to the company. Upon receipt of an executed proxy, the Head of Operations & Administration will update the fund's proxy voting record. The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner. The Compliance Committee is responsible for monitoring the effectiveness of the Policies.

     In the event the Adviser determines that the fund should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The Head of Operations & Administration will execute the proxy in accordance with such third party's or committee's decision.

V.   RECORD OF PROXY VOTING

     The Head of Operations & Administration will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

     The Head of Operations & Administration will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and
     (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

     The Adviser will maintain a record of each written request from an investor in a fund for proxy voting information and the Adviser's written response to any request (oral or written) from an investor in a fund for proxy voting information.

     The Head of Operations & Administration will maintain such records in its offices for two years and for an additional three years in an easily accessible place.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Portfolio Managers

The day-to-day management of the Fund's portfolio is the responsibility of Paul
S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Head of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Fund are made with the oversight of the Adviser's Investment Committee, comprised of Mr. Platkin, Andrew Rudolph, Jill Schurtz, Glenn Sloat and Mr. Wolf.

PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a

BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

ANDREW RUDOLPH, Senior Vice President. Mr. Rudolph is Robeco-Sage's Sector Head for Long/Short Equity strategies and is a member of the Investment Committee. He joined Robeco-Sage in 2009. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.

JILL SCHURTZ, Chief Executive Officer. Ms. Schurtz is Robeco-Sage's Chief Executive Officer and is a member of the Investment Committee. She joined Robeco-Sage in early 2008 and served as the firm's Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm's offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of industry experience and is admitted to practice law in New York and Illinois.

GLENN SLOAT, Director of Operational Due Diligence and Principal of the Robeco-Sage division of the Adviser. Mr. Sloat joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm's dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company where he became an Assistant Vice President in the firm's Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University's Stern School of Business.

Mr. Sloat is a member of the Investment Committee.

DARREN S. WOLF, CFA, Head of Research and Principal of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the research team. He is involved in all facets of the manager research and due diligence process and was instrumental in establishing and implementing many of the quantitative and qualitative research tools that are in place today. Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he earned a Bachelor of Science in Finance and earned a minor degree in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has nine years of investment experience.

Mr. Wolf is a member of the Investment Committee

(a)(2) Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.

                                   REGISTERED INVESTMENT      POOLED INVESTMENT          OTHER ACCOUNTS
                                    COMPANIES MANAGED BY     VEHICLES MANAGED BY           MANAGED BY
                                   THE PORTFOLIO MANAGER    THE PORTFOLIO MANAGER    THE PORTFOLIO MANAGER
                                   ---------------------   -----------------------   ---------------------
NAME OF FUND'S PORTFOLIO MANAGER   NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS    NUMBER   TOTAL ASSETS
--------------------------------   ------   ------------   ------   --------------   ------   ------------
Paul S. Platkin                       8     $151,339,000      8     $1,018,196,000      1     $21,340,000
Andrew Rudolph                        1     $ 22,577,000     N/A         N/A           N/A         N/A
Jill Schurtz                         N/A         N/A         N/A         N/A           N/A         N/A
Glenn Sloat                           8     $151,339,000      8     $1,018,196,000      1     $21,340,000
Darren S. Wolf                        8     $151,339,000      8     $1,018,196,000      1     $21,340,000

                     REGISTERED INVESTMENT         POOLED INVESTMENT
                       COMPANIES MANAGED           VEHICLES MANAGED        OTHER ACCOUNTS MANAGED
                    BY THE PORTFOLIO MANAGER   BY THE PORTFOLIO MANAGER  BY THE PORTFOLIO MANAGER
                   -------------------------  -------------------------  -------------------------
                                TOTAL ASSETS               TOTAL ASSETS               TOTAL ASSETS
                   NUMBER WITH      WITH      NUMBER WITH      WITH      NUMBER WITH      WITH
NAME OF FUND'S     PERFORMANCE   PERFORMANCE  PERFORMANCE   PERFORMANCE  PERFORMANCE   PERFORMANCE
PORTFOLIO MANAGER  -BASED FEES   -BASED FEES  -BASED FEES   -BASED FEES  -BASED FEES   -BASED FEES
-----------------  -----------  ------------  -----------  ------------  -----------  ------------
Paul S. Platkin         1       $22,577,000        4       $144,288,967      N/A           N/A
Andrew Rudolph          1       $22,577,000       N/A           N/A          N/A           N/A
Jill Schurtz           N/A          N/A           N/A           N/A          N/A           N/A
Glenn Sloat             1       $22,577,000        4       $144,288,967      N/A           N/A
Darren S. Wolf          1       $22,577,000        4       $144,288,967      N/A           N/A

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser is also the investment manager for other investment vehicles (the "Other Vehicles"). The Other Vehicles may invest in the same private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") as the Fund. As a result, the Other Vehicles may compete with the Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Vehicles will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

(a)(3) Compensation

Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

(a)(4) Fund Ownership

The following table sets forth the dollar range of units beneficially owned by the portfolio managers as of March 31, 2010.

PORTFOLIO MANAGER   DOLLAR RANGE
-----------------   ------------
Paul S. Platkin         None
Andrew Rudolph          None
Jill Schurtz            None
Glenn Sloat             None
Darren S. Wolf          None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Robeco-Sage Multi-Strategy TEI Master
                                        Fund, L.L.C.


By (Signature and Title)*               /s/ Timothy J. Stewart
                                        ----------------------------------------
                                        Timothy J. Stewart
                                        Chief Executive Officer

Date: June 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Timothy J. Stewart
                                        ----------------------------------------
                                        Timothy J. Stewart
                                        Chief Executive Officer

Date: June 9, 2010


By (Signature and Title)*               /s/ Matthew J. Davis
                                        ----------------------------------------
                                        Matthew J. Davis
                                        Chief Financial Officer

Date: June 9, 2010

* Print the name and title of each signing officer under his or her signature.